                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant / x /

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/x/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          CLERVIEW CINEMA GROUP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to  which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

* No fee required

                                 Clearview Logo

                                 97 Main Street
                           Chatham, New Jersey 07928
                                 (973) 377-4646

To Our Stockholders:

     You are cordially invited to attend the 1998 Annual Meeting of Stockholders of Clearview Cinema Group, Inc. We will meet on Thursday, June 11, 1998, at 10:30 a.m., local time, at Clearview's Beacon Hill 5 Cinema, 343 Springfield Avenue, Summit, New Jersey.

     It is important that your shares be represented at the meeting whether or not you plan to attend in person. After you read this proxy statement, indicate on the proxy card the way you want to have your shares voted. Then date, sign and mail the proxy card in the postage-paid envelope that is provided.

     We hope to see you at the meeting.

                                          Sincerely,

                                          /s/ A. Dale Mayo
                                          ------------------
                                           A. Dale Mayo
                                          Chairman of the Board,
                                          President and Chief Executive Officer

May 8, 1998

                          CLEARVIEW CINEMA GROUP, INC.
                                 97 MAIN STREET
                           CHATHAM, NEW JERSEY 07928

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 11, 1998

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Clearview Cinema Group, Inc. (the "Company") will be held on Thursday, June 11, 1998, at 10:30 a.m., local time, at the Beacon Hill 5 Cinema, 343 Springfield Avenue, Summit, New Jersey for the following purposes, as more fully described in the attached Proxy Statement:

          1. To elect one director for a term of three years;

          2. To approve the 1997 Stock Incentive Plan, as amended and restated;

          3. To ratify the appointment of Price Waterhouse LLP as independent accountants for the Company; and

          4. To consider any other matters that may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 27, 1998 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder during ordinary business hours for a period of at least ten days prior to the Annual Meeting at the executive offices of the Company, 97 Main Street, Chatham, New Jersey 07928.

     You are cordially invited to attend the Annual Meeting in person. In order to ensure your representation at the meeting, however, please promptly complete, date, sign and return the enclosed proxy in the accompanying envelope. If you should decide to attend the Annual Meeting and vote your shares in person, you may revoke your proxy at that time.

                                          By Order of the Board of Directors,
                                             Robert D. Lister
                                             Secretary

May 8, 1998

                          CLEARVIEW CINEMA GROUP, INC.
                                 97 MAIN STREET
                           CHATHAM, NEW JERSEY 07928
                                 (973) 377-4646
                ------------------------------------------------

                                PROXY STATEMENT
                                  MAY 8, 1998
                ------------------------------------------------

                   PROXY SOLICITATION AND VOTING INFORMATION

     The accompanying Proxy is solicited by the Board of Directors of Clearview Cinema Group, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, June 11, 1998, at 10:30 a.m., local time, at the Beacon Hill 5 Cinema, 343 Springfield Avenue, Summit, New Jersey, and at any adjournment thereof. This Proxy Statement, together with the accompanying Proxy, is first being mailed to stockholders on or about May 8, 1998.

     The Proxies will be voted if properly signed, received by the Secretary of the Company prior to the close of voting at the Annual Meeting and not revoked. If no direction is given in the Proxy, it will be voted "FOR" (i) the election of the director nominated by the Board of Directors; (ii) the approval of the 1997 Stock Incentive Plan, as amended and restated; and (iii) the ratification of the appointment of Price Waterhouse LLP as the Company's independent accountants. With respect to any other item of business that may come before the Annual Meeting, the Proxy holders will vote in accordance with their best judgment.

     A stockholder who has returned a Proxy may revoke it at any time before it is voted at the Annual Meeting by delivering a revised proxy, by voting by ballot at the Annual Meeting, or by delivering a written notice withdrawing the Proxy to the Secretary of the Company. This notice may be mailed to the Secretary at the address set forth above or may be given to the judge of election at the Annual Meeting.

     Holders of record of Common Stock, $.01 par value of the Company ("Common Stock") at the close of business on April 27, 1998 are entitled to vote at the Annual Meeting. On that date, 2,227,879 shares of Common Stock were outstanding. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the outstanding votes entitled to be cast by all stockholders will constitute a quorum for the transaction of business at the Annual Meeting. Stockholders are entitled to cast one vote per share on each matter presented for consideration and action at the Annual Meeting.

     Abstentions may be specified or made as to all proposals to be brought before the Annual Meeting, other than the election of directors. Approval of proposals brought before the Annual Meeting (not including the election of directors) will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy at the Annual Meeting and entitled to vote thereon. As to those proposals, if a stockholder abstains from voting certain shares it will have the effect of a negative vote, but if a broker indicates that it does not have authority to vote certain shares, those shares will not be considered present and entitled to vote with respect to that proposal and therefore will have no effect on the outcome of the vote. With regard to the election of directors, votes may be cast in favor or withheld. The person receiving the highest number of favorable votes will be elected as a director of the Company.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

     Under the Company's Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, the members of the Board of Directors are divided into two groups: one group is elected by the holders of the Common Stock (the "Common Directors") and the other group is elected by the holders of Class A Convertible Preferred Stock, par value $.01 per share ("Class A Preferred Stock") of the Company (the "Preferred Directors"). Further, the Common Directors are divided into three classes (Class I, Class II and Class III), with the classes approximately equal in the number of directors. The term of the Class I director expires this year and his successor is to be elected at the Annual Meeting for a three-year term expiring in 2001. The terms of the Class II and Class III directors do not expire until 1999 and 2000, respectively.

     The accompanying Proxy will be voted for the election of this nominee, unless authority to vote for him is withheld. In the event that the nominee is unable or unwilling to serve as a director for any reason (which is not anticipated), the proxy will be voted for the election of any substitute nominee designated by the Board of Directors.

             CLASS I DIRECTOR--NOMINEE FOR TERMS TO EXPIRE IN 2001

BRETT E. MARKS
     Age 36
     Director since 1994
Mr. Marks has been the Vice President--Development of the Company from such date to 1997. He has been an executive vice president of First New York Realty Co., Inc. ("First New York"), a realty brokerage firm specializing in commercial leasing and investment sales, since 1987, and the president of Marks Capital Management, a real estate management company, since 1989.

                CLASS II DIRECTORS--PRESENT TERM EXPIRES IN 1999

SUEANNE HALL MAYO
     Age 51
     Director since 1994
Ms. Mayo has been the Vice President--Management Information Systems and Assistant Secretary of the Company since 1997. She joined the Company in 1994 as its Vice President--Finance and Treasurer. Ms. Mayo was the treasurer of Clearview Cinema Corp. from 1987 to 1993. Ms. Mayo is the spouse of A. Dale Mayo.

ROBERT G. DAVIDOFF
     Age 70
     Director since 1994

     Member of Audit Committee
Mr. Davidoff has been managing director of Carl Marks & Co., Inc., a general partner of CMNY Capital II, L.P. ("CMNY"), a small business investment company registered with the Small Business Administration, and a vice president of CMCO, Inc. ("CMCO"), a New York Corporation, since 1982. Mr. Davidoff also serves on the boards of directors of Marisa Christina, Inc., Rex Stores, Inc., Hubco Exploration, Inc., SIDARI Corp., Consco Enterprises, Inc., Paging Partners Corp. and Audio Network Communications, Inc.

               CLASS III DIRECTORS--PRESENT TERM EXPIRES IN 2000

A. DALE MAYO
     Age 56
     Director since 1994
Mr. Mayo has been the Chairman of the Board, President and Chief Executive Officer and a director of the Company since its incorporation in 1994. He was the president of Clearview Cinema Corp. from 1987 to 1993. Mr. Mayo is a member of the Foundation of Motion Picture Pioneers and the Motion Picture Club. Mr. Mayo is the spouse of Sueanne Hall Mayo.

PHILIP M. GETTER
     Age 61
     Director since 1997

     Member of Audit Committee
Mr. Getter has been Managing Director of Prime Charter Ltd. ("Prime Charter"), an investment banking firm, since April 1996. Mr. Getter is a member of the League of American Theater Owners and Producers.

PREFERRED DIRECTORS

     Wayne L. Clevenger, 54, has been a director of the Company since 1996. He has been a managing director of MidMark Advisors, Inc., the general partner of MidMark Equity Partners, L.P., since 1994 and a managing director of MidMark Associates, Inc. ("MidMark Associates"), the general partner of MidMark Capital, L.P. ("MidMark"), a small business investment company registered with the Small Business Administration, since 1994. Mr. Clevenger has been a managing director of MidMark Management, Inc. ("MidMark Management"), a private investment management company, since 1989.

     Denis Newman, 67, has been a director of the Company since 1996. He has been a managing director of MidMark Advisors, Inc., the general partner of MidMark Equity Partners, L.P., since 1994; a managing director of MidMark Associates, the general partner of MidMark, since 1994; and a managing director of MidMark Management since 1989. Mr. Newman also serves on the board of directors of First Brands Corporation.

MEETINGS AND COMMITTEES OF THE BOARD

     During the fiscal year ended December 31, 1997 ("Fiscal 1997"), the Board of Directors met on one occasion and acted by unanimous written consent fourteen times. The Board has an Audit Committee, but no standing compensation or nominating committees.

     The Audit Committee reviews matters relating to the quality of financial reporting and internal accounting controls and the nature, extent and results of the audits by the Company's independent auditors, and maintains communications between the Company's auditors and the Board of Directors. The Audit Committee held no meetings in Fiscal 1997, and last met April 15, 1998.

DIRECTOR COMPENSATION

     The Company does not currently compensate its directors or reimburse them, as such, for their expenses incurred in connection with attendance at Board of Directors' meetings and has no current plans to change this policy.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of the Common Stock as of April 27, 1998 by each beneficial owner of more than 5% of the outstanding Common Stock, director, nominee for director and by all directors and executive officers as a group. All of the Class A Preferred Stock is owned by MidMark. Unless otherwise indicated, the holders of all shares shown in the table have sole voting and investment power with respect to such shares.

                                                         SHARES OF COMMON STOCK
                                                           BENEFICIALLY OWNED
                                                         ----------------------
                 NAME AND ADDRESS (1)                     AMOUNT        PERCENT
                 --------------------                    ---------      -------
A. Dale Mayo(2)........................................    801,879       36.0%
MidMark Capital, L.P.(3)...............................    527,400       19.6%
Emerson Cinema, Inc.(2)(4).............................    208,200        9.3%
CMNY Capital II, L.P.(5)...............................    184,080        8.3%
Wayne L. Clevenger(3)(6)...............................    527,400       19.6%
Robert G. Davidoff(5)(7)...............................    216,000        9.7%
Philip M. Getter(8)....................................         --         --
Brett E. Marks(2)(9)...................................    117,600        5.3%
Sueanne Hall Mayo(10)..................................         --         --
Denis Newman(3)(6).....................................    527,400       19.6%
All directors and executive officers as a group (11
  persons).............................................  1,545,279       69.4%

---------
  *  Less than 1%

 (1) The address of each person set forth above is 97 Main Street, Chatham, New Jersey 07928, except as otherwise noted.

 (2) Mr. Mayo owns directly 318,000 shares of Common Stock. The other 483,879 shares are owned by other stockholders of the Company, including Emerson Cinema, Inc. and Mr. Marks, subject to voting trust agreements for which Mr. Mayo is the trustee. Under those agreements, Mr. Mayo has the right to exercise all voting rights with respect to those shares for a period of 20 years or until they are sold in a public offering under the United States Securities Act of 1933, as amended (the "Securities Act") or in accordance with Rule 144 under the Securities Act.

 (3) The address for MidMark and Messrs. Clevenger and Newman is c/o MidMark Associates, 466 Southern Boulevard, Chatham, New Jersey. MidMark beneficially owns 527,400 shares of Common Stock by means of its ownership of 779 shares of Class A Preferred Stock, which represent all of the outstanding shares of Class A Preferred Stock, and are convertible into 467,400 shares of Common Stock, and 60,000 shares of Common Stock.

 (4) The address for Emerson Cinema, Inc. is c/o Roxbury Cinemas, Inc., Route 10, Succasunna, New Jersey 07054.

 (5) The address for CMNY and Mr. Davidoff is c/o Carl Marks & Co., Inc., 135 East 57th Street, New York, New York 10022.

 (6) Comprises the shares owned by MidMark. Both Mr. Clevenger and Mr. Newman disclaim beneficial ownership of the shares of Common Stock beneficially owned by MidMark.

 (7) Includes 184,080 shares owned by CMNY and 15,960 shares owned by CMCO. Mr. Davidoff disclaims beneficial ownership of the shares of Common Stock beneficially owned by either CMNY or CMCO.

 (8) The address for Philip M. Getter is 810 Seventh Avenue, 9(th) Floor, New York, New York 10019.

 (9) The address for Mr. Marks is c/o First New York Realty Co. Inc., 310 Madison Avenue, New York, New York 10017.

(10) Ms. Mayo disclaims beneficial ownership of all the shares beneficially owned by Mr. Mayo.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, the Company's directors, its executive officers and any persons beneficially holding more than ten percent of Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the SEC and the American Stock Exchange. Specific due dates for these reports have been established and the Company is required to report in this proxy statement any failure to file by these dates. During the year ended December 31, 1997, all of these filing requirements were satisfied. In making these statements, the Company has relied on copies of the reports that its executive officers and directors have filed with the SEC.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth compensation information for each of the two fiscal years ended December 31, 1997 for the Company's Chief Executive Officer.

                                                  ANNUAL                     LONG-TERM
                                               COMPENSATION                COMPENSATION
                                 ----------------------------------------  -------------
                                                                            SECURITIES        ALL OTHER
        NAME AND                                           OTHER ANNUAL     UNDERLYING       COMPENSATION
  PRINCIPAL POSITION(1)    YEAR  SALARY($)   BONUS($)    COMPENSATION($)    OPTIONS (3)          ($)
-------------------------  ----  ----------  ---------   ----------------  -------------   ----------------
A. Dale Mayo (2)           1997     120,000   104,500           --            50,000              --
  Chairman of the Board,   1996      99,167    37,371           --                --              --
  Chief Executive Officer
  and President

---------

(1) No other officer earned more than $100,000 in total annual salary and bonus for any of the two fiscal years ended December 31, 1997.

(2) Since May 29, 1996, Mr. Mayo's compensation has been determined in accordance with his employment agreement (as described below). Prior to that date, Mr. Mayo's annual compensation was equal to 2% of the first $5,000,000 in gross revenues of the Company, plus 1% of gross revenues in excess of $5,000,000.

(3) Options granted pursuant to the Company's 1997 Stock Incentive Plan.

OPTION GRANTS IN LAST FISCAL YEAR

     The table below sets forth information with respect to stock options granted to Mr. Mayo in Fiscal 1997 under the Company's 1997 Stock Incentive Plan. The options listed below are included in the Summary Compensation Table above.

                                    NUMBER OF SECURITIES   % OF TOTAL OPTIONS
                                     UNDERLYING OPTIONS   GRANTED TO EMPLOYEES     EXERCISE      EXPIRATION
                 NAME                    GRANTED(1)          IN FISCAL YEAR       PRICE($/SH)       DATE
                 ----               --------------------  --------------------   -------------   -----------
             A. Dale Mayo                  50,000                 40.8%              $8.00        8/18/2007

---------

(1) The options were granted under the Company's 1997 Stock Incentive Plan. The exercise price of the options was set at 100% of the fair market value of the shares on the date of grant. The options have a ten-year term and become exercisable over four years from the date of grant in installments of 5,000, 12,500, 15,000 and 17,500 shares, respectively, subject to earlier vesting or termination in certain circumstances. In the event of a change in control (as defined in the 1997 Stock Incentive Plan), options become fully exercisable. The options will remain exercisable for one year following a termination of employment by reason of death, disability or retirement but will expire on the date of termination by any other reason. The exercise price may be paid by delivery of cash or shares owned for more than six months, and any income tax obligations related to exercise may be satisfied by surrender of shares received upon exercise, subject to certain conditions.

FISCAL YEAR END OPTION VALUE

     The table below sets forth information with respect to the number of unexercised options held by Mr. Mayo on December 31, 1997 on a pre-tax basis:

                                              NUMBER OF SECURITIES        VALUE(1) OF UNEXERCISED
                                             UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                                               OPTIONS AT 12/31/97              AT 12/31/97
                   NAME                     EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
                   ----                     -------------------------    -------------------------
               A. Dale Mayo                        -0-/50,000                  $-0-/162,500

---------

(1) Computed as the difference between the aggregate fair market value of the shares subject to the options on December 31, 1997, based on the closing price of the Common Stock on that date, and the aggregate exercise price of the options.

EMPLOYMENT AGREEMENTS

     Pursuant to an Employment Agreement by and between the Company and Mr. Mayo dated May 29, 1996 (the "Mayo Employment Agreement"), Mr. Mayo has agreed to serve as Chairman of the Board, President and Chief Executive Officer of the Company. As compensation, Mr. Mayo is to receive an annual base salary of not less than $120,000, plus an annual bonus equal to one percent of the Company's annual gross revenues in excess of $7,000,000; provided, however, that such total compensation may not exceed $750,000 in any one year. The initial term of the Mayo Employment Agreement expires on May 29, 2003. Thereafter, the term of the Mayo Employment Agreement will be automatically extended for successive one-year periods ending on May 29 of each year, unless terminated by either party upon at least six months' advance notice. The Mayo Employment Agreement also provides that, for a period of three years after its termination, Mr. Mayo may not, directly or indirectly, engage, have a financial interest in or become interested in any other businesses similar to or in competition with the Company within a 50-mile radius of any theater owned or operated by the Company as of the date of that termination.

                              CERTAIN TRANSACTIONS

     Pursuant to a Contribution and Exchange Agreement dated December 21, 1994, the Company issued to Mr. Mayo and Mr. Marks 330,000 and 120,000 shares of Common Stock, respectively, in exchange for (i) all of the outstanding shares of capital stock of Clearview Theater Group, Inc., CCC Madison Triple Cinema Corp., CCC Chester Twin Cinema Corporation and CCC Manasquan Cinema Corporation (collectively, the "Subsidiaries") and (ii) promissory notes of certain of the Subsidiaries with an aggregate principal amount of $250,000. The principal assets of the Subsidiaries were the leases for the Company's existing movie theaters in Bernardsville, Chester, Madison and Manasquan, New Jersey and the related leasehold improvements and equipment. Concurrently with that contribution and pursuant to an Investment and Stockholders Agreement dated December 21, 1994 (the "Investment Agreement"), the Company sold 150,000 shares of Common Stock to CMNY for an aggregate purchase price of $500,000 in cash. Mr. Davidoff, a Common Director, is a general partner of CMNY and a managing director of CMCO.

     Mr. Mayo had formed CCC Chester Twin Cinema Corporation in August 1993 to be the lessee of the Chester Twin Theater. In September 1993, as part of the consideration for the sale of Clearview Cinema Corp., Mayo acquired the capital stock of Clearview Theater Group, Inc. The terms of that sale were negotiated at arm's length between the owners of Clearview Cinema Corp. and the purchaser. In February 1994, Mr. Mayo sold to Mr. Marks 49% of the capital stock of CCC Madison Triple Cinema Corp. and of CCC Chester Twin Cinema Corporation for $10,000 and $5,000, respectively. Simultaneously, Mr. Marks loaned CCC Madison Triple Cinema Corp. $125,000 and received a promissory note in exchange. In May 1994, Mr. Mayo formed CCC Manasquan Cinema Corporation to be the lessee of the Algonquin Theater in Manasquan, New Jersey.

     No third party was retained by the Company, CMNY, Messrs. Mayo or Marks to value the interests being exchanged by Messrs. Mayo and Marks for shares of Common Stock or to determine the relationship between those values and the purchase price paid by CMNY for its shares of Common Stock. The valuation to be placed on those interests and that relationship was determined by the arm's length negotiations between Messrs. Mayo and Marks and a representative of CMNY. Under the Investment Agreement, CMNY has the right to sell its shares of Common Stock back to the Company during a 30-day period commencing in 2002 at a price based upon a formula set forth therein and, if CMNY does not exercise that right, the Company has the right to purchase those shares of Common Stock from CMNY during the 90-day period commencing after the expiration of that 30-day period at a price based upon the same formula. Each of CMNY and the Company terminated such repurchase and sale rights in connection with the Company's initial public offering which closed on August 22, 1997 (the "Common Stock Offering").

     As of June 1, 1997, Mr. Marks and the Company entered into a consulting and confidentiality agreement pursuant to which Mr. Marks agreed to assist the Company as a consultant in the identification of possible locations for the development of theaters and of theaters that are potential acquisition candidates and provide other services as requested by the Company. Mr. Marks is also an executive vice president of First New York. To the extent, if any, that Mr. Marks identifies any person who is interested in leasing a site to the Company in his capacity as an employee of First New York and the Company determines to lease that site, First New York could be entitled to a commission from that person and Mr. Marks would then be entitled to a commission from First New York.

     In connection with the acquisition from United Artists Theater Circuit, Inc. ("United Artists") of three theaters and the underlying real estate and the leaseholds of two additional theaters, First New York and Mr. Marks received commissions of $259,500 and $77,850, respectively, paid by United Artists. In connection with the acquisition of a three-screen theater in Roslyn, New York, Mr. Marks received a commission of approximately $10,000. In connection with the Company's acquisition of two theaters with a total of 22 screens in Parsippany and Succasunna, New Jersey, four theaters with a total of 27 screens located in Essex County, Morris County and Monmouth County, New Jersey, the six-screen theater in Montclair, New Jersey, and two three-screen theaters in Manhasset and Babylon, New York, Mr. Marks received commissions of approximately $3,500, $5,000, $2,500 and $34,200. In addition, in connection with the Company's lease of office space in Chatham, New Jersey, Mr. Marks received a commission of approximately $5,000. In order to formalize the relationships among the parties, First New York, Mr. Marks and the Company entered into an agreement on September 1, 1997. In that agreement, First New York acknowledged that Mr. Marks, as a consultant to the Company, may from time to time engage in activities that may, under other circumstances, result in commissions being earned by First New York and Mr. Marks, but that the Company has sole discretion to determine whether any such activity will result in commissions being payable to First New York or Mr. Marks.

     On August 31, 1995, CMNY, CMCO and Mr. Davidoff each purchased an 8% Note in the principal amounts of $300,000, $50,000 and $50,000, respectively. In connection with the sale of these 8% Notes, the Company issued to each purchaser warrants ("A/B Warrants") to purchase 75 shares, 12.5 shares and 12.5 shares of Common Stock, respectively. On October 11, 1995, Davidoff and CMCO each purchased an additional 8% Note in the principal amount of $50,000. In connection with the sale of these 8% Notes, the Company issued to each purchaser A/B Warrants to purchase 12.5 shares of Common Stock. On December 13, 1996, Davidoff and CMCO each purchased an additional 8% Note due December 13, 1998 in the principal amount of $300,000. In connection with the sale of these 8% Notes, the Company issued to each purchaser A/B Warrants to purchase 37.5 shares of Common Stock.

     Under the Investment Agreement, CMNY acquired the right to sell to the Company, under certain circumstances, its shares of Common Stock, and the Company acquired the right to purchase, under certain circumstances, those same shares (the "Put/Call Rights"). In connection with the Common Stock Offering, CMNY and the Company terminated the Put/Call Rights and the holders of the A/B Warrants exchanged 162.5 of the A/B Warrants for an aggregate of 66,000 shares of Common Stock.

     In October 1997, the Company repaid the 8% Notes issued during 1995 from borrowings under the Senior Credit Facility. Pursuant to an agreement among the Company, CMCO and Mr. Davidoff dated December 12, 1997, CMCO and Mr. Davidoff each exchanged their 8% Notes issued in 1996 for 300 shares of Class B Preferred Stock. In connection with this exchange, CMCO and Mr. Davidoff terminated the remaining A/B Warrants.

     The terms of the 8% Notes, the A/B Warrants and the agreements related to the termination and exchange transactions described above were negotiated at arm's length by Mr. Davidoff, for himself and as a representative of CMNY and CMCO, and the Company.

     Messrs. Clevenger and Newman, each a Preferred Director, are managing directors of MidMark Associates, which is the general partner of MidMark. MidMark acquired from the Company a total of 779 shares of Class A Preferred Stock and two warrants (the "Preferred Warrants") to purchase a total of 471 shares of Class A Preferred Stock in two transactions in 1996. Pursuant to the Purchase Agreements under which MidMark acquired its shares of Class A Preferred Stock and the Preferred Warrants, MidMark acquired the right to sell to the Company, under certain circumstances, those shares of Class A Preferred Stock or those shares of Common Stock into which those shares were converted (the "Put Right"). In connection with the Common Stock Offering, MidMark terminated the Put Right in exchange for 60,000 shares of Common Stock and exchanged its Preferred Warrants for a new Warrant ("Class A Warrant") exercisable for 282,600 shares of Common Stock.

     In accordance with a Consulting Agreement between MidMark Associates and the Company dated May 23, 1997 (the "Consulting Agreement"), MidMark Associates will provide the Company with business and organizational strategy and financial and investment management services for a fee equal to $60,000 per year. The Consulting Agreement terminates on August 22, 2003, unless sooner terminated because no officer of MidMark Associates is on the Board of Directors and the holders of the Class A Preferred Stock are no longer entitled to vote separately for directors.

     Mr. Getter, a Common Director, is a Managing Director of Prime Charter. Prime Charter acted as the Representative of the several underwriters (collectively, the "Underwriters") who purchased an aggregate of 1,150,000 shares (including 150,000 shares purchased solely to cover over-allotments) of the Common Stock in the Common Stock Offering.

     Pursuant to the terms of the Underwriting Agreement between the Company and Prime Charter dated August 18, 1997 (the "Underwriting Agreement"), the Company paid Prime Charter on behalf of the Underwriters $736,000 for discounts and commissions and $276,940 for additional expenses incurred by Prime Charter in connection with the Common Stock Offering. In addition, the Company sold to Prime Charter for nominal consideration warrants to purchase an aggregate of 100,000 shares of Common Stock (the "Underwriter Warrants"). The Underwriter Warrants are exercisable for a four-year period commencing on August 12, 1998. Also commencing on August 12, 1998, the Company will (i) be obligated for five years to register, pursuant to the Securities Act, the shares of Common Stock issued or issuable upon exercise of the Underwriter Warrants and (ii) be obligated for seven years to include shares of Common Stock in any appropriate registration statement which may be filed by the Company.

     Prime Charter has the right to send a representative to observe each meeting of the Board of Directors until August 2002. At Prime Charter's election, in lieu of such representative, Prime Charter may require the Company to use its reasonable best efforts to elect one designee of Prime Charter to the Board of Directors for the longer of (i) two years following the consummation of the Common Stock Offering or (ii) up to five years following consummation of the Common Stock Offering. Mr. Getter is Prime Charter's designee on the Board of Directors. Prime Charter and its affiliates are the beneficial owners of at least 50% of the Underwriter Warrants and/or the underlying shares of Common Stock.

     Prior to the Common Stock Offering, there was no public market for the Common Stock. Accordingly, the Common Stock Offering price was determined by negotiation between the Company and Prime Charter.

     All of the transactions described above were negotiated at arm's length among the various parties thereto and the Company believes that each of these transactions has terms that would be appropriate in a transaction between unaffiliated parties and that are fair to the Company as a whole. It is the policy of the Company to have any transaction with an affiliated party reviewed and approved by the directors of the Company who have no relationship with that party or that transaction.

                                 PROPOSAL NO. 2
       APPROVAL OF THE 1997 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED

     The stockholders are being asked to approve the Company's 1997 Stock Incentive Plan (the "Original Incentive Plan"), as amended and restated by the Board of Directors on April 28, 1998 (the "Amended Incentive Plan"). A vote in favor of the Amended Incentive Plan will also be a vote in favor of the amendments to the Original Incentive Plan which will (1) increase the amount of Common Stock that is authorized to be issued by 250,000 shares, (2) extend the automatic expiration date of certain provisions regarding performance-based compensation under Section 162(m) of the Internal Revenue Code to the fifth anniversary of the date the Amended Incentive Plan is approved by the Company's stockholders, (3) clarify the Board's original intent that a change in the composition of the Board of Directors will be deemed a change in control of the Company only if incumbent directors no longer constitute at least two-thirds of the Board, and (4) allow non-employee directors of the Company or its subsidiaries to receive awards under the Amended Incentive Plan.

     The Company believes that in order to attract, retain and motivate key employees it is desirable to offer to such employees equity-based compensation. Accordingly, effective upon the closing of the Company's initial public offering, the Board of Directors adopted the Original Incentive Plan under which a total of 200,000 shares of Common Stock were reserved for issuance. As of April 27, 1998, of the shares initially reserved under the Original Incentive Plan, only 16,500 remained available for additional equity compensation awards. The Company believes that it is desirable to increase the number of shares of Common Stock authorized under the Original Incentive Plan by an additional 250,000 shares and, accordingly, on April 28, 1998, the Board of Directors voted to amend the Original Incentive Plan to increase the number of shares authorized for issuance from 200,000 shares to 450,000 shares and make the other changes described above.

     The following summary of the Amended Incentive Plan is qualified in its entirety by reference to the complete text of the Amended Incentive Plan, which is attached as Annex A.

     ADMINISTRATION. The Amended Incentive Plan is administered by a committee of the Board of Directors of the Company (the "Committee") comprised of at least two persons. The Committee shall have the sole discretion to interpret the Amended Incentive Plan, establish and modify administrative rules, impose conditions and restrictions on awards, and take such other actions as it deems necessary or advisable. With respect to participants who are not subject to
Section 16 of the Exchange Act, the Committee may delegate its authority under the Amended Incentive Plan to one or more officers or employees of the Company. In addition, the full Board of Directors of the Company can perform any of the functions of the Committee under the Amended Incentive Plan.

     AMOUNT OF STOCK. The Amended Incentive Plan provides for awards of up to 450,000 shares of Common Stock. The number of shares available for issuance under the Amended Incentive Plan shall be subject to anti-dilution adjustments upon the occurrence of significant corporate events. The shares to be offered under the Amended Incentive Plan will be either authorized and unissued shares or issued shares which have been reacquired by the Company. The closing price of the Common Stock on April 27, 1998, as reported on the American Stock Exchange Composite Transactions Listing, was $19 7/8 per share.

     ELIGIBILITY AND PARTICIPATION. All key employees, consultants and non-employee directors of the Company or any subsidiary will be eligible to participate in the Amended Incentive Plan, including officers who are also directors or consultants of the Company or its subsidiaries. Approximately 75 persons are currently eligible to participate under the Amended Incentive Plan. No participant can receive awards under the Amended Incentive Plan in any calendar year in respect of more than 150,000 shares of Common Stock.

     AMENDMENT OR TERMINATION. The Amended Incentive Plan has no fixed expiration date. The Committee will establish expiration and exercise dates on an award-by-award basis. However, for the purpose of awarding incentive stock options under Section 422 of the Internal Revenue Code ("incentive stock options"), the Amended Incentive Plan will expire ten years from its effective date and certain provisions of the Amended Incentive Plan relating to performance-based awards under Section 162(m) of the Internal Revenue Code will expire on the fifth anniversary of the date of stockholder approval of the Amended Incentive Plan.

     STOCK OPTIONS. The Committee may grant to a participant incentive stock options, options which do not qualify as incentive stock options ("non-qualified stock options") or a combination thereof. The terms and conditions of stock option grants including the quantity, price, waiting periods, and other conditions on exercise will be determined by the Committee. Incentive stock option grants shall be made in accordance with Section 422 of the Internal Revenue Code.

     The exercise price for stock options will be determined by the Committee at its discretion, provided that the exercise price per share for each stock option shall be at least equal to 100% of the fair market value of one share of Common Stock on the date when the stock option is granted.

     Upon a participant's termination of employment for reasons other than death, disability or retirement, the participant's stock options will expire on the date of termination, unless the right to exercise the options is extended by the Committee at its discretion. In general, upon a participant's termination by reason of death, disability or retirement, stock options which were exercisable on the participant's termination date (or which are otherwise determined to be exercisable by the Committee) may continue to be exercised by the participant (or the participant's beneficiary) for a period of one year from the date of the participant's termination of employment, unless extended by the Committee, but in no event may the options be exercised after the scheduled expiration date of the options.

     Subject to the Committee's discretion, payment for shares of Common Stock on the exercise of stock options may be made in cash, shares of Common Stock, a combination of cash and shares of Common Stock or in any other form of consideration acceptable to the Committee (including one or more "cashless" exercise forms).

     STOCK APPRECIATION RIGHTS. Stock appreciation rights ("SARs") may be granted by the Committee to a participant either separate from or in tandem with non-qualified stock options or incentive stock options. SARs may be granted at the time of the stock option grant or, with respect to non-qualified stock options, at any time prior to the exercise of the stock option. A SAR entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of Common Stock on the exercise date over the SAR exercise price, times (ii) the number of shares of Common Stock with respect to which the SAR is exercised.

     The exercise price of a SAR is determined by the Committee, but in the case of SARs granted in tandem with stock options, may not be less than the exercise price of the related stock option. Upon exercise of a SAR, payment will be made in cash or shares of Common Stock, or a combination thereof, as determined at the discretion of the Committee.

     RESTRICTED SHARES. The Committee may award to a participant shares of Common Stock subject to specified restrictions ("Restricted Shares"). The Restricted Shares are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period (the "Forfeiture Period") and/ or the attainment of specified performance targets over the Forfeiture Period. The terms and conditions of Restricted Share awards are determined by the Committee. The performance targets will also be determined by the Committee but in the case of awards intended to qualify as "performance-based" for purposes of Section 162(m) of the Internal Revenue Code will include specified levels of one or more of operating income, return on investment, return on stockholders' equity, earnings before interest, taxes, depreciation and amortization and/or earnings per share.

     Participants who have been awarded Restricted Shares will have all of the rights of a holder of outstanding shares of Common Stock, including the right to vote such shares and to receive dividends. During the Forfeiture Period, the Restricted Shares are nontransferable and may be held in custody by the Company or its designated agent, or if the certificate is properly legended, by the participant.

     The Committee, at its sole discretion, may waive all restrictions with respect to a Restricted Share award under certain circumstances (including the death, disability, or retirement of a participant, or a material change in circumstances arising after the date of grant) subject to such terms and conditions as it deems appropriate.

     PERFORMANCE AWARDS. The Committee may grant performance awards to participants under such terms and conditions as the Committee deems appropriate. A performance award entitles a participant to receive a payment from the Company, the amount of which is based upon the attainment of predetermined performance targets over a specified award period. Performance awards may be paid in cash, shares of Common Stock or a combination thereof, as determined by the Committee.

     Award periods will be established at the discretion of the Committee. The performance targets will also be determined by the Committee but in the case of awards intended to qualify as "performance-based" for purposes of Section 162(m) of the Internal Revenue Code will include specified levels of one or more of operating income, return on investment, return on stockholders' equity, earnings before interest, taxes, depreciation and amortization and/or earnings per share. When circumstances occur which cause predetermined performance targets to be an inappropriate measure of achievement, the Committee, at its discretion, may adjust the performance targets.

     CHANGE IN CONTROL. In the event of a change in control of the Company, all stock options and SARs will immediately become exercisable, the restrictions on all Restricted Shares will immediately lapse and all performance awards will immediately become payable. In general, events which constitute a change in control include: (i) acquisition by a person, other than the Company, a Company benefit plan or any person who was a stockholder of the Company on the effective date of the Original Incentive Plan, of 30% or more of the Common Stock; (ii) the individuals who constitute the Board as of the effective date of the Original Incentive Plan (the "Incumbent Board") no longer constitute at least two-thirds of the Board without prior approval by a majority vote of the Incumbent Board; (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation; or (iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or sale or other disposition of substantially all of the assets of the Company.

     FEDERAL INCOME TAX CONSEQUENCES. The following is a summary of the principal federal income tax consequences of Amended Incentive Plan benefits under present tax law. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

     Stock Options. No tax is incurred by the participant, and no amount is deductible by the Company, upon the grant of a nonqualified stock option. At the time of exercise of such an option, the difference between the exercise price and the fair market value of the Common Stock will constitute ordinary income to the participant. The Company will be allowed a deduction equal to the amount of ordinary income recognized by the participant.

     In the case of incentive stock options, although no income is recognized upon exercise and the Company is not entitled to a deduction, the excess of the fair market value of the Common Stock on the date of exercise over the exercise price is counted in determining the participant's alternative minimum taxable income. If the participant does not dispose of the shares acquired on the exercise of an incentive stock option within one year after their receipt and within two years after the grant of the incentive stock option, gain or loss recognized on the disposition of the shares will be treated as long-term capital gain or loss. In the event of an earlier disposition of shares acquired upon the exercise of an incentive stock option, the participant may recognize ordinary income, and if so, the Company will be entitled to a deduction in a like amount.

     SARs. The participant will not recognize any income at the time of grant of a SAR. Upon the exercise of a SAR, the cash and the value of any Common Stock received will constitute ordinary income to the participant. The Company will be entitled to a deduction in the amount of such income at the time of exercise.

     Restricted Shares. A participant will normally not recognize taxable income upon an award of Restricted Shares, and the Company will not be entitled to a deduction until the lapse of the applicable restrictions. Upon the lapse of the restrictions, the participant will recognize ordinary taxable income in an amount equal to the fair market value of the Common Stock as to which the restrictions have lapsed, and the Company will be entitled to a deduction in the same amount. However, a participant may elect under Section 83(b) of the Internal Revenue Code to recognize taxable ordinary income in the year the Restricted Shares are awarded in an amount equal to the fair market value of the shares at that time, determined without regard to the restrictions. In such event, the Company will then be entitled to a deduction in the same amount. Any gain or loss subsequently recognized by the participant will be a capital gain or loss.

     Performance Awards. Normally, a participant will not recognize taxable income upon the award of such grants. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any Common Stock received will constitute ordinary income to the participant. The Company will also then be entitled to a deduction in the same amount.

VOTE REQUIRED

     Approval of the Amended Incentive Plan will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy at the Annual Meeting and entitled to vote thereon. If the stockholders do not approve the Amended Incentive Plan, it will not be implemented, but the Company reserves the right to adopt such other compensation plans and programs as it deems appropriate and in the best interests of the Company and its stockholders.

BOARD RECOMMENDATION

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDED INCENTIVE PLAN AND RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" ADOPTION OF THE AMENDED INCENTIVE PLAN.

                                 PROPOSAL NO. 3
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending December 31, 1998 and has further directed that the appointment be submitted for ratification by the stockholders at the Annual Meeting.

     Price Waterhouse LLP is an internationally recognized firm of independent certified public accountants and audited the Company's financial statements for the fiscal year ended December 31, 1997. A representative of Price Waterhouse LLP will be present at the Annual Meeting and will be available to make a statement, if he or she so desires, and to respond to appropriate questions.

     On December 16, 1997, the Board of Directors of the Company approved the recommendation by the Audit Committee of the Board of Directors to (i) engage the firm of Price Waterhouse LLP as the Company's principal independent accountant and (ii) dismiss Wiss & Company LLP ("Wiss & Company") as the Company's principal accountant.

     The Board of Directors retained Wiss & Company to act as the Company's principal independent accountant in October 1996, after dismissing the firm of Dorfman, Abrams, Music & Co. as its principal accountant. Neither the report prepared by Wiss & Company for the fiscal year ended December 31, 1996 nor the report prepared by Dorfman, Abrams, Music & Co. for the fiscal year ended December 31, 1995 contained any adverse opinion or disclaimer of opinion nor was either report modified as to uncertainty, audit scope or accounting principles.

     During the fiscal year ended December 31, 1996 and the subsequent interim period through December 16, 1997, the Company had no disagreements with Wiss & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused it to make reference to the subject matter of such disagreement in connection with its reports.

     During the fiscal year ended December 31, 1995 and the subsequent interim period through October 1996, the Company had no disagreements with Dorfman, Abrams, Music & Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused it to make reference to the subject matter of such disagreement in connection with its reports.

                                 OTHER MATTERS

     The solicitation of Proxies is made on behalf of the Board of Directors of the Company and the cost thereof will be borne by the Company. In addition to soliciting Proxies by mail, directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit Proxies by telephone, telegram, in person or by other means. Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of Common Stock held of record by such persons and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

     The Board of Directors knows of no other matters to be voted upon at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote on such matters in accordance with their judgment.

                 STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Stockholder proposals intended to be presented at the 1999 Annual Meeting of Stockholders of the Company must be received by January 1, 1999. Any such proposals should be addressed to the Secretary of the Company, 97 Main Street, Chatham, New Jersey 07928.

                                          By Order of the Board of Directors,
                                          Robert D. Lister
                                          Secretary

May 8, 1998

                                                                         ANNEX A

                          CLEARVIEW CINEMA GROUP, INC.

                           1997 STOCK INCENTIVE PLAN

                     (AS AMENDED EFFECTIVE APRIL 28, 1998)

                                   ARTICLE I

                        PURPOSE AND ADOPTION OF THE PLAN

     1.01 PURPOSE. The purpose of the Clearview Cinema Group, Inc. 1997 Stock Incentive Plan (hereinafter referred to as the "Plan") is to assist in attracting and retaining highly competent key employees, consultants and directors and to act as an incentive in motivating selected key employees, consultants and directors of Clearview Cinema Group, Inc. and its Subsidiaries (as defined below) to achieve long-term corporate objectives.

     1.02 ADOPTION AND TERM. The Plan was originally approved by the Board of Directors (hereinafter referred to as the "Board") of Clearview Cinema Group, Inc. (hereinafter referred to as the "Company") effective as of August 19, 1997 (the "Effective Date"). The Plan was amended by the Board as of April 28, 1998, subject to the approval of the stockholders of the Company, in certain respects as set forth herein. The Plan shall remain in effect until terminated by action of the Board; provided, however, that no Incentive Stock Option (as defined below) may be granted hereunder after the tenth anniversary of the Effective Date and the provisions of Articles VII and VIII with respect to performance-based awards to "covered employees" under Section 162(m) of the Code (as defined below) shall expire as of the fifth anniversary of the date that the Plan, as amended as of April 28, 1998, is approved by the stockholders of the Company.

                                   ARTICLE II

                                  DEFINITIONS

     For the purposes of this Plan, capitalized terms shall have the following meanings:

     2.01 AWARD means any grant to a Participant of one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI, Stock Appreciation Rights described in Article VI, Restricted Shares described in Article VII and Performance Awards described in Article VIII.

     2.02 AWARD AGREEMENT means a written agreement between the Company and a Participant or a written notice from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.

     2.03 AWARD PERIOD means, with respect to an Award, the period of time set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

     2.04 BENEFICIARY means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company or by operation of law, succeeds to the rights and obligations of the Participant under the Plan and an Award Agreement upon the Participant's death.

     2.05 BOARD means the Board of Directors of the Company.

     2.06 CHANGE IN CONTROL means, and shall be deemed to have occurred upon the occurrence of, any one of the following events:

          (a) The acquisition in one or more transactions by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of shares or other securities (as defined in Section 3(a)(10) of the Exchange Act) representing 30% or more of either (i) the Outstanding Common Stock or (ii) the Company Voting Securities; provided, however, that a Change in Control as defined in this clause (a) shall not be deemed to occur in connection with any acquisition by the Company, an employee benefit plan of the Company or any Person who on the Effective Date is a holder of Outstanding Common Stock or Company Voting Securities (a "Current Stockholder") so long as such acquisition does not result in any Person other than the Company, such employee benefit plan or such Current Stockholder beneficially owning shares or securities representing 30% or more of either the Outstanding Common Stock or Company Voting Securities; or

          (b) Any election has occurred of persons as directors of the Company such that incumbent directors no longer constitute two-thirds or more of the Board. The "incumbent directors" are (i) persons who were members of the Board on the Effective Date and (ii) persons who were nominated by the Board for election as members of the Board at a time when at least two-thirds of the Board consisted of persons who were members of the Board on the Effective Date; provided, however, that any person nominated for election by the Board when at least two-thirds of the members of the Board are persons described in subclause (i) or (ii) and persons who were themselves previously nominated in accordance with this clause (b) shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in subclause (ii);

          (c) Approval by the stockholders of the Company of a reorganization, merger, consolidation or similar transaction (a "Reorganization Transaction"), in each case, unless, immediately following such Reorganization Transaction, more than 50% of, respectively, the outstanding shares of common stock (or similar equity security) of the corporation or other entity resulting from or surviving such Reorganization Transaction and the combined voting power of the securities of such corporation or other entity entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and the Company Voting Securities immediately prior to such Reorganization Transaction in substantially the same proportions as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such Reorganization Transaction; or

          (d) Approval by the stockholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company to a corporation or other entity, unless, with respect to such corporation or other entity, immediately following such sale or other disposition more than 50% of, respectively, the outstanding shares of common stock (or similar equity security) of such corporation or other entity and the combined voting power of the securities of such corporation or other entity entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and the Company Voting Securities immediately prior to such sale or disposition in substantially the same proportions as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such sale or disposition.

     2.07 CODE means the Internal Revenue Code of 1986, as amended. References to a section of the Code include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

     2.08 COMMITTEE means the committee established in accordance with Section 3.01.

     2.09 COMPANY means Clearview Cinema Group, Inc., a Delaware corporation, and its successors.

     2.10 COMMON STOCK means Common Stock of the Company, par value $.01 per share.

     2.11 COMPANY VOTING SECURITIES means the combined voting power of all outstanding securities of the Company entitled to vote generally in the election of directors of the Company.

     2.12 DATE OF GRANT means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.

     2.13 EFFECTIVE DATE shall have the meaning given to such term in Section 1.02.

     2.14 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

     2.15 EXERCISE PRICE means, with respect to a Stock Appreciation Right, the amount established by the Committee in the related Award Agreement as the amount to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the payment to be made to the Participant, as further described in Section 6.02(b).

     2.16 FAIR MARKET VALUE means, as of any applicable date: (i) if the Common Stock is listed on a national securities exchange or is authorized for quotation on The Nasdaq National Market System ("NMS"), the closing price, regular way, of the Common Stock on such exchange or NMS, as the case may be, on such date or if no sale of the Common Stock shall have occurred on such date, on the next preceding date on which there was such a reported sale; or (ii) if the Common Stock is not listed for trading on a national securities exchange or authorized for quotation on NMS, the closing bid price as reported by The Nasdaq SmallCap Market on such date, or if no such price shall have been reported for such date, on the next preceding date for which such price was so reported; or (iii) if the Common Stock is not listed for trading on a national securities exchange or authorized for quotation on NMS or The Nasdaq SmallCap Market (if applicable), the last reported bid price published in the "pink sheets" or displayed on the National Association of Securities Dealers, Inc. ("NASD") Electronic Bulletin Board, as the case may be; or (iv) if the Common Stock is not listed for trading on a national securities exchange, is not authorized for quotation on NMS or The Nasdaq SmallCap Market and is not published in the "pink sheets" or displayed on the NASD Electronic Bulletin Board, the fair market value of the Common Stock as determined in good faith by the Committee.

     2.17 INCENTIVE STOCK OPTION means a stock option within the meaning of
Section 422 of the Code.

     2.18 MERGER means any merger, reorganization, consolidation, share exchange, transfer of assets or other transaction having similar effect involving the Company.

     2.19 NON-QUALIFIED STOCK OPTION means a stock option which is not an Incentive Stock Option.

     2.20 OPTIONS means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.

     2.21 OUTSTANDING COMMON STOCK means, at any time, the issued and outstanding shares of Common Stock.

     2.22 PARTICIPANT means a person designated to receive an Award under the Plan in accordance with Section 5.01.

     2.23 PERFORMANCE AWARDS means Awards granted in accordance with Article
VIII.

     2.24 PLAN means the Clearview Cinema Group, Inc. 1997 Stock Incentive Plan as described herein, as the same may be amended from time to time.

     2.25 PURCHASE PRICE, with respect to Options, shall have the meaning set forth in Section 6.01(b).

     2.26 RESTRICTED SHARES means Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.

     2.27 RETIREMENT means early or normal retirement under a pension plan or arrangement of the Company or one of its Subsidiaries in which the Participant participates.

     2.28 STOCK APPRECIATION RIGHTS means Awards granted in accordance with
Article VI.

     2.29 SUBSIDIARY means a subsidiary of the Company within the meaning of
Section 424(f) of the Code.

     2.30 TERMINATION OF EMPLOYMENT means the voluntary or involuntary termination of a Participant's employment with the Company or a Subsidiary for any reason, including death, disability, retirement or as the result of the divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Employment, or whether a Termination of Employment shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion. In the case of a consultant or director who is not an employee of the Company or a Subsidiary, Termination of Employment shall mean voluntary or involuntary termination of the consulting relationship or cessation of director status for any reason.

                                  ARTICLE III

                                 ADMINISTRATION

     3.01 COMMITTEE. The Plan shall be administered by a committee of the Board (the "Committee") comprised of at least two persons. The Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants. The Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, and to take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable. The Committee may, subject to compliance with applicable legal requirements, with respect to Participants who are not subject to Section 16(b) of the Exchange Act, delegate such of its powers and authority under the Plan as it deems appropriate to designated officers or employees of the Company. In addition, the Board may exercise any of the authority conferred upon the Committee hereunder. In the event of any such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer to the delegate of the Committee or the Board, as the case may be.

                                   ARTICLE IV

                                     SHARES

     4.01 NUMBER OF SHARES ISSUABLE. The total number of shares initially authorized to be issued under the Plan shall be 450,000 shares of Common Stock. The number of shares available for issuance under the Plan shall be subject to adjustment in accordance with Section 9.07. The shares to be offered under the Plan shall be authorized and unissued shares of Common Stock, or issued shares of Common Stock which will have been reacquired by the Company.

     4.02 SHARES SUBJECT TO TERMINATED AWARDS. Shares of Common Stock covered by any unexercised portions of terminated Options (including canceled Options) granted under Article VI, shares of Common Stock forfeited as provided in
Section 7.02(a) and shares of Common Stock subject to any Award that are otherwise surrendered by a Participant may be subject to new Awards under the Plan. Shares of Common Stock subject to Options, or portions thereof, that have been surrendered in connection with the exercise of Stock Appreciation Rights shall not be available for subsequent Awards under the Plan, but shares of Common Stock issued in payment of such Stock Appreciation Rights shall not be charged against the number of shares of Common Stock available for the grant of Awards hereunder.

                                   ARTICLE V

                                 PARTICIPATION

     5.01 ELIGIBLE PARTICIPANTS. Participants in the Plan shall be such key employees and consultants of the Company and its Subsidiaries, whether or not members of the Board, and such non-employee directors of the Company and its Subsidiaries, as the Committee, in its sole discretion, may designate from time to time. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Awards in any other year. The designation of a Participant to receive an Award under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the types and amounts of their respective Awards. Subject to adjustment in accordance with Section 9.07, during any calendar year no Participant shall be granted Awards in respect of more than 150,000 shares of Common Stock (whether through grants of Options or Stock Appreciation Rights or other grants of Common Stock or rights with respect thereto).

                                   ARTICLE VI

                  STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

6.01 OPTION AWARDS.

     (A) GRANT OF OPTIONS. The Committee may grant, to such Participants as the Committee may select, Options entitling the Participants to purchase shares of Common Stock from the Company in such numbers, at such prices, and on such terms and subject to such conditions, not inconsistent with the terms of the Plan, as may be established by the Committee. The terms of any Option granted under the Plan shall be set forth in an Award Agreement.

     (B) PURCHASE PRICE OF OPTIONS. The Purchase Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined by the Committee; provided, however, that the Purchase Price shall in all cases be equal to or greater than the Fair Market Value on the Date of Grant.

     (C) DESIGNATION OF OPTIONS. Except as otherwise expressly provided in the Plan, the Committee may designate, at the time of the grant of an Option, such Option as an Incentive Stock Option or a Non-Qualified Stock Option; provided, however, that an Option may be designated as an Incentive Stock Option only if the applicable Participant is an employee of the Company or a Subsidiary on the Date of Grant.

     (D) INCENTIVE STOCK OPTION SHARE LIMITATION. No Participant may be granted Incentive Stock Options under the Plan (or any other plans of the Company and its Subsidiaries) that would result in Incentive Stock Options to purchase shares of Common Stock with an aggregate Fair Market Value (measured on the Date of Grant) of more than $100,000 first becoming exercisable by such Participant in any one calendar year.

     (E) RIGHTS AS A STOCKHOLDER. A Participant or a transferee of an Option pursuant to Section 9.04 shall have no rights as a stockholder with respect to the shares of Common Stock covered by an Option until that Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made with respect to any such shares of Common Stock for dividends in cash or other property or distributions of other rights on the Common Stock for which the record date is prior to the date on which that Participant or transferee shall have become the holder of record of any shares covered by such Option; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 9.07.

6.02 STOCK APPRECIATION RIGHTS.

     (A) STOCK APPRECIATION RIGHT AWARDS. The Committee is authorized to grant to any Participant one or more Stock Appreciation Rights. Such Stock Appreciation Rights may be granted either independent of or in tandem with Options granted to the same Participant. Stock Appreciation Rights granted in tandem with Options may be granted simultaneously with, or, in the case of Non-Qualified Stock Options, subsequent to, the grant to such Participant of the related Options; provided, however, that: (i) any Option covering any share of Common Stock shall expire and not be exercisable upon the exercise of any Stock Appreciation Right with respect to the same share, (ii) any Stock Appreciation Right covering any share of Common Stock shall expire and not be exercisable upon the exercise of any Option with respect to the same share, and (iii) an Option and a Stock Appreciation Right covering the same share of Common Stock may not be exercised simultaneously. Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (A) the Fair Market Value of a share of Common Stock on the date of exercise over (B) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.02(c).

     (B) EXERCISE PRICE. The Exercise Price established for any Stock Appreciation Right granted under this Plan shall be determined by the Committee, but in the case of Stock Appreciation Rights granted in tandem with Options shall not be less than the Purchase Price of the related Options. Upon exercise of Stock Appreciation Rights, the number of shares issuable upon exercise under any related Options shall automatically be reduced by the number of shares of Common Stock represented by such Options which are surrendered as a result of the exercise of such Stock Appreciation Rights.

     (C) PAYMENT OF INCREMENTAL VALUE. Any payment that may become due from the Company by reason of a Participant's exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock. In the event that all or a portion of the payment is to be made in Common Stock, the number of shares of Common Stock to be delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the date of exercise. No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would otherwise be issuable, the combination of cash and Common Stock payable to a Participant shall be adjusted as directed by the Committee to avoid the issuance of any fractional share.

6.03 TERMS OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.

     (A) CONDITIONS ON EXERCISE. An Award Agreement with respect to Options and/or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Committee at the time of grant.

     (B) DURATION OF OPTIONS AND STOCK APPRECIATION RIGHTS. Options and Stock Appreciation Rights shall terminate after the first to occur of the following events:

          (i) Expiration of the Option or Stock Appreciation Right as provided in the related Award Agreement; or

          (ii) Termination of the Award as provided in Section 6.03(e), following the applicable Participant's Termination of Employment; or

          (iii) In the case of an Incentive Stock Option, ten years from the Date of Grant; or

          (iv) Solely in the case of a Stock Appreciation Right granted in tandem with an Option, upon the expiration of the related Option.

     (C) ACCELERATION OF EXERCISE TIME. The Committee, in its sole discretion, shall have the right (but shall not in any case be obligated), exercisable at any time after the Date of Grant, to permit the exercise of any Option or Stock Appreciation Right prior to the time such Option or Stock Appreciation Right would otherwise become exercisable under the terms of the related Award Agreement.

     (D) EXTENSION OF EXERCISE TIME. In addition to the extensions permitted under Section 6.03(e) in the event of Termination of Employment, the Committee, in its sole discretion, shall have the right (but shall not in any case be obligated), exercisable on or at any time after the Date of Grant, to permit the exercise of any Option or Stock Appreciation Right after its expiration date described in Section 6.03(e), subject, however, to the limitations described in Sections 6.03(b)(i), (iii) and (iv).

     (E) EXERCISE OF OPTIONS OR STOCK APPRECIATION RIGHTS UPON TERMINATION OF EMPLOYMENT.

          (I) TERMINATION OF VESTED OPTIONS AND STOCK APPRECIATION RIGHTS UPON TERMINATION OF EMPLOYMENT.

             (A) TERMINATION. In the event of Termination of Employment of a Participant other than by reason of death, disability or Retirement, the right of the Participant to exercise any Option or Stock Appreciation Right shall terminate on the date of such Termination of Employment, unless the exercise period is extended by the Committee in accordance with Section 6.03(d).

             (B) DISABILITY OR RETIREMENT. In the event of a Participant's Termination of Employment by reason of disability or Retirement, the right of the Participant to exercise any Option or Stock Appreciation Right which he or she was entitled to exercise upon Termination of Employment (or which became exercisable at a later date pursuant to Section 6.03(e)(ii)) shall terminate one year after the date of such Termination of Employment, unless the exercise period is extended by the Committee in accordance with Section 6.03(d). In no event, however, may any Option or Stock Appreciation Right be exercised later than the date of expiration of the Option determined pursuant to Section 6.03(b)(i),
        (iii) or (iv).

             (C) DEATH. In the event of the death of a Participant while employed by the Company or a Subsidiary or within any additional period of time from the date of the Participant's Termination of Employment and prior to the expiration of any Option or Stock Appreciation Right as provided pursuant to Section 6.03(e)(i)(B) or Section 6.03(d) above, to the extent the right to exercise the Option or Stock Appreciation Right was accrued as of the date of such Termination of Employment and had not expired during such additional period, the right of the Participant's Beneficiary to exercise the Option or Stock Appreciation Right shall terminate one year after the date of the Participant's death (but in no event more than one year from the date of the Participant's Termination of Employment by reason of disability or Retirement), unless the exercise period is extended by the Committee in accordance with Section 6.03(d). In no event, however, may any Option or Stock Appreciation Right be exercised later than the date of expiration of the Option determined pursuant to Section 6.03(b)(i), (iii) or (iv).

          (II) TERMINATION OF UNVESTED OPTIONS OR STOCK APPRECIATION RIGHTS UPON TERMINATION OF EMPLOYMENT. Subject to Section 6.03(c), to the extent the right to exercise an Option or a Stock Appreciation Right, or any portion thereof, has not accrued as of the date of Termination of Employment, such right shall expire at the date of such Termination of Employment. Notwithstanding the foregoing, the Committee, in its sole discretion and under such terms as it deems appropriate, may permit, for a Participant who terminates employment by reason of Retirement and who will continue to render significant services to the Company or one of its Subsidiaries after his or her Termination of Employment, the continued vesting of his or her Options and Stock Appreciation Rights during the period in which that individual continues to render such services.

     6.04 EXERCISE PROCEDURES. Each Option and Stock Appreciation Right granted under the Plan shall be exercised by written notice to the Company which must be received by the officer or employee of the Company designated in the Award Agreement at or before the close of business on the expiration date of the Award. The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided, however, that the Committee may (but shall not be required to) permit payment to be made by delivery to the Company of either (a) shares of Common Stock (which may include Restricted Shares or shares otherwise issuable in connection with the exercise of the Option, subject to such rules as the Committee deems appropriate) or (b) any combination of cash and Common Stock or (c) such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment in accordance with a cashless exercise program under which, if so instructed by a Participant, shares of Common Stock may be issued directly to the Participant's broker or dealer upon receipt of an irrevocable written notice of exercise from the Participant). In the event that any shares of Common Stock shall be transferred to the Company to satisfy all or any part of the Purchase Price, the part of the Purchase Price deemed to have been satisfied by such transfer of shares of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company. The Participant may not transfer to the Company in satisfaction of the Purchase Price any fractional share of Common Stock. Any part of the Purchase Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose. Unless the Committee shall otherwise determine, any shares of Common Stock transferred to the Company as payment of all or part of the Purchase Price upon the exercise of any Option shall be held as treasury shares.

     6.05 CHANGE IN CONTROL. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Options and Stock Appreciation Rights outstanding on the date of such Change in Control shall become immediately and fully exercisable. The provisions of this Section
6.05 shall not be applicable to any Options or Stock Appreciation Rights granted to a Participant if any Change in Control results from such Participant's beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company Voting Securities.

                                  ARTICLE VII

                               RESTRICTED SHARES

     7.01 RESTRICTED SHARE AWARDS. The Committee may grant to any Participant an Award of such number of shares of Common Stock on such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of purchased or designated shares of Common Stock or other criteria, as the Committee shall establish. With respect to performance-based Awards of Restricted Shares intended to qualify for deductibility under Section 162(m) of the Code, performance targets will include specified levels of one or more of operating income, return on investment, return on stockholders' equity, earnings before interest, taxes, depreciation and amortization and/or earnings per share. The terms of any Restricted Share Award granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan.

          (A) ISSUANCE OF RESTRICTED SHARES. As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company or its agent, shares of Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All shares of Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the applicable Award Agreements entered into by the appropriate Participants. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares the share certificates representing such Restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.01(d), one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 7.01(d), free of any restrictions set forth in the Plan and the related Award Agreement shall be delivered to the Participant.

          (B) STOCKHOLDER RIGHTS. Beginning on the Date of Grant of a Restricted Share Award and subject to execution of the related Award Agreement as provided in Section 7.01(a), and except as otherwise provided in such Award Agreement, the Participant shall become a stockholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any shares of Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 7.01(a).

          (C) RESTRICTION ON TRANSFERABILITY. None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the
     Code), pledged or sold prior to the lapse of the restrictions applicable thereto.

          (D) DELIVERY OF SHARES UPON VESTING. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of
     Section 7.03, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 9.05, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

     7.02 TERMS OF RESTRICTED SHARES.

          (A) FORFEITURE OF RESTRICTED SHARES. Subject to Sections 7.02(b) and 7.03, Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or a Subsidiary as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

          (B) WAIVER OF FORFEITURE PERIOD. Notwithstanding anything contained in this Article VII to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or Retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.

     7.03 CHANGE IN CONTROL. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all restrictions applicable to the Restricted Share Award shall terminate fully and the Participant shall immediately have the right to the delivery of share certificates for such shares in accordance with Section 7.01(d).

                                  ARTICLE VIII

                               PERFORMANCE AWARDS

     8.01 PERFORMANCE AWARDS.

          (A) AWARD PERIODS AND CALCULATIONS OF POTENTIAL INCENTIVE AMOUNTS. The Committee may grant Performance Awards to Participants. A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period. Performance Awards may be made in conjunction with, or in addition to, Restricted Share Awards made under Article VII. The Award Period shall be two or more fiscal or calendar years as determined by the Committee. The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible employees, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.

          (B) PERFORMANCE TARGETS. The performance targets may include such goals related to the performance of the Company and/or the performance of a Participant as may be established by the Committee in its discretion. In the case of Performance Awards intended to qualify for deductibility under
     Section 162(m) of the Code, the targets will include specified levels of one or more of operating income, return on investment, return on stockholders' equity, earnings before interest, taxes, depreciation and amortization and/or earnings per share. The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period. Except to the extent inconsistent with the performance-based compensation exception under Section 162(m) of the Code, in the case of Performance Awards granted to employees to whom such section is applicable, the Committee, in its discretion, but only under extraordinary circumstances as determined by the Committee, may change any prior determination of performance targets for any Award Period at any time prior to the final determination of the value of a related Performance Award when events or transactions occur to cause such performance targets to be an inappropriate measure of achievement.

          (C) EARNING PERFORMANCE AWARDS. The Committee, on or as soon as practicable after the Date of Grant, shall prescribe a formula to determine the percentage of the applicable Performance Award to be earned based upon the degree of attainment of performance targets.

          (D) PAYMENT OF EARNED PERFORMANCE AWARDS. Payments of earned Performance Awards shall be made in cash or shares of Common Stock or a combination of cash and shares of Common Stock, in the discretion of the Committee. The Committee, in its sole discretion, may provide such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.

     8.02 TERMS OF PERFORMANCE AWARDS.

          (A) TERMINATION OF EMPLOYMENT. Unless otherwise provided below or in
     Section 8.03, in the case of a Participant's Termination of Employment prior to the end of an Award Period, the Participant will not have earned any Performance Awards for that Award Period.

          (B) RETIREMENT. If a Participant's Termination of Employment is because of Retirement prior to the end of an Award Period, the Participant will not be paid any Performance Award, unless the Committee, in its sole and exclusive discretion, determines that an Award should be paid. In such a case, the Participant shall be entitled to receive a pro-rata portion of his or her Award as determined under subsection (d).

          (C) DEATH OR DISABILITY. If a Participant's Termination of Employment is due to death or to disability (as determined in the sole and exclusive discretion of the Committee) prior to the end of an Award Period, the Participant or the Participant's personal representative shall be entitled to receive a pro-rata share of his or her Award as determined under subsection (d).

          (D) PRO-RATA PAYMENT. The amount of any payment to be made to a Participant whose employment is terminated by Retirement, death or disability (under the circumstances described in subsections (b) and (c)) will be the amount determined by multiplying (i) the amount of the Performance Award that would have been earned through the end of the Award Period had such employment not been terminated by (ii) a fraction, the numerator of which is the number of whole months such Participant was employed during the Award Period, and the denominator of which is the total number of months of the Award Period. Any such payment made to a Participant whose employment is terminated prior to the end of an Award Period shall be made at the end of such Award Period, unless otherwise determined by the Committee in its sole discretion. Any partial payment previously made or credited to a deferred account for the benefit of a Participant in accordance with Section 8.01(d) of the Plan shall be subtracted from the amount otherwise determined as payable as provided in this Section 8.02(d).

          (E) OTHER EVENTS. Notwithstanding anything to the contrary in this
     Article VIII, the Committee may, in its sole and exclusive discretion, determine to pay all or any portion of a Performance Award to a Participant who has terminated employment prior to the end of an Award Period under certain circumstances (including the death, disability or Retirement of the Participant or a material change in circumstances arising after the Date of Grant), subject to such terms and conditions as the Committee shall deem appropriate.

     8.03 CHANGE IN CONTROL. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Performance Awards for all Award Periods shall immediately become fully payable to all Participants and shall be paid to Participants within 30 days after such Change in Control.

                                   ARTICLE IX

             TERMS APPLICABLE TO ALL AWARDS GRANTED UNDER THE PLAN

     9.01 PLAN PROVISIONS CONTROL AWARD TERMS. The terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan the terms of which are contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control. Except as provided in Section 9.03 and Section 9.07, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the holder.

     9.02 AWARD AGREEMENT. No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or the Participant shall have received and acknowledged notice of the Award authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

     9.03 MODIFICATION OF AWARD AFTER GRANT. No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of that Award) after its Date of Grant except by express written agreement between the Company and such Participant, provided that any such change (a) may not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

     9.04 LIMITATION ON TRANSFER. Except as provided in Section 7.01(c) in the case of Restricted Shares, a Participant's rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution and, during the lifetime of a Participant, only the Participant personally (or the Participant's personal representative) may exercise rights under the Plan. The Participant's Beneficiary may exercise the Participant's rights to the extent they are exercisable under the Plan following the death of the Participant. Notwithstanding the foregoing, the Committee may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to immediate family members of the Participant or to trusts or partnerships for such family members, and the Committee may also amend outstanding Non-Qualified Stock Options to provide for such transferability.

     9.05 TAXES. The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Participant's Award or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment of cash or issuance of shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at such time as the Committee determines in accordance with the following rules:

          (a) The Participant shall have the right to elect to meet his or her withholding requirement (i) by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded up to the next whole share, the Fair Market Value of which is equal to the amount of withholding taxes due, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award or
     (iii) by a combination of withholding such shares and paying cash.

          (b) The Committee shall have the discretion as to any Award to cause the Company to pay to tax authorities for the benefit of the applicable Participant, or to reimburse such Participant for, the individual taxes which are due on the grant, exercise or vesting of any Award or the lapse of any restriction on any Award (whether by reason of such Participant's filing of an election under Section 83(b) of the Code or otherwise), including, but not limited to, Federal income tax, state income tax, local income tax and excise tax under Section 4999 of the Code, as well as for any such taxes as may be imposed upon such tax payment or reimbursement.

          (c) In the case of Participants who are subject to Section 16 of the Exchange Act, the Committee may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock to meet tax withholding obligations.

     9.06 SURRENDER OF AWARDS. Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and the Participant approve.

     9.07 ADJUSTMENTS TO REFLECT CAPITAL CHANGES.

          (A) RECAPITALIZATION. The number and kind of shares subject to outstanding Awards, the Purchase Price or Exercise Price for such shares, the number and kind of shares available for Awards subsequently granted under the Plan and the maximum number of shares in respect of which Awards can be made to any Participant in any calendar year shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Awards granted under the Plan. The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

          (B) MERGER. After any Merger in which the Company is the surviving corporation, each Participant shall, at no additional cost, be entitled upon any exercise of an Option or receipt of any other Award to receive (subject to any required action by stockholders), in lieu of the number of shares of Common Stock receivable or exercisable pursuant to such Award prior to such Merger, the number and class of shares or other securities to which such Participant would have been entitled pursuant to the terms of the Merger if, at the time of the Merger, such Participant had been the holder of record of a number of shares of Common Stock equal to the number of shares of Common Stock receivable or exercisable pursuant to such Award. Comparable rights shall accrue to each Participant in the event of successive Mergers of the character described above. In the event of a Merger in which the Company is not the surviving corporation, the surviving, continuing, successor or purchasing corporation, as the case may be (the "Acquiring Corporation"), will either assume the Company's rights and obligations under outstanding Award Agreements or substitute awards in respect of the Acquiring Corporation's stock for outstanding Awards, provided, however, that if the Acquiring Corporation does not assume or substitute for such outstanding Awards, the Board shall provide prior to the Merger that any unexercisable and/or unvested portion of the outstanding Awards shall be immediately exercisable and vested as of a date prior to such merger or consolidation, as the Board so determines. The exercise and/or vesting of any Award that was permissible solely by reason of this Section 9.07(b) shall be conditioned upon the consummation of the Merger. Any Options which are neither assumed by the Acquiring Corporation not exercised as of the date of the Merger shall terminate effective as of the effective date of the Merger.

          (C) OPTIONS TO PURCHASE SHARES OR STOCK OF ACQUIRED COMPANIES. After any merger in which the Company or a Subsidiary shall be a surviving corporation, the Committee may grant substituted options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the merger whose shares of stock subject to the old options may no longer be issued following the merger. The manner of application of the foregoing provisions to such options and any appropriate adjustments shall be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.

     9.08 NO RIGHT TO EMPLOYMENT. No employee or other person shall have any claim of right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any of its Subsidiaries.

     9.09 AWARDS NOT INCLUDABLE FOR BENEFIT PURPOSES. Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by the Board.

     9.10 GOVERNING LAW. All determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware and construed in accordance therewith.

     9.11 NO STRICT CONSTRUCTION. No rule of strict construction shall be implied against the Company, the Committee or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

     9.12 CAPTIONS. The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions had been used in the Plan.

     9.13 SEVERABILITY. Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan, such Award and every other Award at any time granted under the Plan shall remain in full force and effect.

     9.14 AMENDMENT AND TERMINATION.

          (A) AMENDMENT. The Board shall have complete power and authority to amend the Plan at any time. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, materially adversely affect the right of such individual under such Award.

          (B) TERMINATION. The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not been terminated.

     [   ]


The Board of Directors recommends a vote FOR all proposals.



1. Election of Class I Directors       FOR the nominee    [ X ]       WITHHOLD AUTHORITY  to vote     [ X ]      EXCEPTIONS    [ X ]
                                       listed below                   for the nominee listed below

Nominee to serve as a Class I Director for a three-year term expiring at the 2001 Annual Meeting of Stockholders and until his successor is duly elected and qualified: Brett E. Marks

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

Exceptions -------------------------------------------------------------------------------------------------------------------------

2. Approval of Clearview's 1997 Stock Incentive Plan, as Amended                  4. OTHER BUSINESS: The proxies shall be
   and Restated.                                                                  authorized to vote on any other business property
                                                                                  brought before the meeting and any adjournments or
                                                                                  postponements thereof in accordance with their
                                                                                  discretion.

  FOR   [ X ]            AGAINST  [ X ]      ABSTAIN  [ X ]

3. Ratification of the appointment of Price Waterhouse LLP as
   independent accountants of Clearview.                              I WILL   [ X ]    WILL NOT  [ X ]  ATTEND THE ANNUAL MEETING.

  FOR   [ X ]            AGAINST  [ X ]      ABSTAIN  [ X ]                                 Change of Address and        [ x ]
                                                                                            or Comments Mark Here


                                                                                   NOTE: Please sign EXACTLY as your name appears
                                                                                   hereon. When signing as executor, trustee, etc.,
                                                                                   or as officer of a corporation, give full title
                                                                                   as such. For joint accounts, please obtain both
                                                                                   signatures.


                                                                                   DATE: ------------------------------------------

                                                                                   ------------------------------------------------
                                                                                                      SIGNATURE)S)

                                                                                   ------------------------------------------------
                                                                                                      SIGNATURE(S)

Please mark, sign, date and return this proxy card promptly using
the enclosed postage paid envelope.                                                 Votes must be indicated      [  ]
                                                                                    (x) in Black or Blue box.




                          CLEARVIEW CINEMA GROUP, INC.

                                     PROXY

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                        OF CLEARVIEW CINEMA GROUP, INC.
            ANNUAL MEETING OF STOCKHOLDERS TO THE HELD JUNE 11, 1998

     The undersigned holder of shares of Common Stock, par value $.01 per share ("Common Shares"), of Clearview Cinema Group, Inc. ("Clearview"), hereby appoints A. Dale Mayo. Individually, with full power of substitution, as proxy to represent the undersigned and vote all Common Shares of Clearview which the undersigned would be entitled to vote if personally present and voting at the Annual Meeting of Stockholders of Clearview to be held on June 11, 1998 at 10:30 a.m., Eastern Time, at the Beacon Hill 5 Cinema, 343 Springfield Avenue,
Summit, New Jersey, and at any adjournments or postponements thereof, upon all matters coming before such meeting. Said proxy is directed to vote as set forth below and, in his discretion, upon such other matters as may properly come before the meeting.

     This proxy is solicited on behalf of the Board of Directors of Clearview. When properly executed, this proxy will be voted as directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR all nominees. in their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.



                                              CLEARVIEW CINEMA GROUP, INC.
                                              P.O. BOX 11441
                                              NEW YORK, NY. 10203-0441


(Continued and to be dated and signed on the reverse side.)